                                                                 Exhibit 99.3

 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER OR PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

     In  connection  with the  accompanying  Quarterly  Report  on Form  10-Q of
Indiantown Cogeneration Funding Corporation for the quarter ended June 30, 2002,
I, John R.  Cooper,  Vice  President,  Treasurer,  Chief  Financial  Officer and
Principal  Accounting Officer of Indiantown  Cogeneration  Funding  Corporation,
hereby certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)  such  Quarterly  Report on Form 10-Q for the  quarter  ended June 30,  2002 fully  complies  with the  requirements  of  section  13(a) or 15(d) of the
     Securities Exchange Act of 1934; and

(2)  the  information  contained in such  Quarterly  Report on Form 10-Q for the quarter ended June 30, 2002 fairly presents, in all material respects,  the financial  condition and results of  operations of Indiantown  Cogeneration
     Funding Corporation

August 14, 2002                              /s/ John R. Cooper
                                             ------------------
                                             John R. Cooper
                                             Vice President, Treasurer, Chief
                                             Financial Officer and Principal
                                             Accounting Officer
                                             Indiantown Cogeneration Funding
                                             Corporation